UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2020

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 27, 2020, Sigma Labs, Inc. (“our” or the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to consider and vote upon the following proposals:

●	Proposal 1: To approve the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in January 2020;

●	Proposal 2: To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock to 8,000,000 shares.

Voting Results

As previously reported, effective February 27, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of common stock, and a corresponding decrease in the number of shares of common stock that the Company is authorized to issue. There were 14,100,427 shares of the Company’s common stock outstanding on the record date for the Special Meeting (such number and the voting results below do not give effect to the foregoing reverse stock split).

Proposal 1: This proposal was approved with 6,346,821 “FOR” votes, 444,685 “AGAINST” votes and 10,343 “ABSTAIN” votes. There were 3,540,590 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 9,371,509 “FOR” votes, 943,532 “AGAINST” votes and 27,398 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation, as amended, of Sigma Labs, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2020	SIGMA LABS, INC.

	By:	/s/ John Rice
	Name:	John Rice
	Title:	President and Chief Executive Officer